               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  April 19, 2000


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


      Delaware                  1-8400                75-1825172
(State of Incorporation) ( Commission File Number)   (IRS Employer
                                                   Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas           76155
 (Address of principal executive offices)            (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)







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Item 5.   Other Events

AMR  Corporation  (the  "Company") is  filing  herewith  a  press release  issued on April 19, 2000 by the Company as Exhibit  99.1 which is included herein. This press release was issued to report the Company's first quarter 2000 earnings.

Item 7.   Financial Statements and Exhibits

The following exhibit is included herein:

99.1      Press Release


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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  April 20, 2000

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                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

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                                                Exhibit 99.1



                              Contact:  Corporate Communications
                                     Fort Worth, Texas
                                     817-967-1577

FOR RELEASE: Wednesday, April 19, 2000
             AMR EARNS $89 MILLION IN FIRST QUARTER
     FORT WORTH, Texas - Riding a wave of positive developments, AMR Corporation, parent company of American Airlines, Inc., today reported first quarter net earnings from continuing operations of
$89 million, or $0.57 per common share diluted.   This compares
with a loss of $2 million, or $0.01 per common share diluted, excluding discontinued operations and a special gain recorded in the first quarter of 1999.
     "We established some very positive momentum in the first quarter, posting solid results despite significantly higher fuel prices and soft traffic early in the quarter surrounding the Millennium change," said Donald J. Carty, AMR's chairman and chief executive officer.
     "Although year-over-year comparisons are somewhat distorted by last year's schedule disruption, we saw encouraging traffic and yield trends both domestically and in the key international markets we serve," Carty said. "And although fuel costs were up sharply from last year, the increase was dampened to a large degree by our ongoing fuel hedging program.
       "With strong advance bookings, and fuel prices receding somewhat, our outlook for the year is improving. We are particularly excited about our 'More Room Throughout Coach' initiative, which is progressing ahead of schedule and is getting an enthusiastic reception in the marketplace," Carty said.
     During the quarter, a number of positive developments came together for AMR shareholders, customers and employees. The most dramatic achievement was the successful spin-off of Sabre, Inc., to AMR shareholders which enables AMR to focus its full attention on the airline business, Carty said.
     Carty said the recently announced AOL AADVANTAGE rewards program, a partnership between American and America Online, will create additional sales of AADVANTAGE miles, as well as a whole new range of redemption opportunities for millions of customers to obtain consumer products, AOL service, air travel and more.
                             --more--

AMR First Quarter Earnings
April 19, 2000
Page 2
     Carty recently returned from Beijing, and said American is very hopeful of getting new routes to China.
     "We will dramatically improve air service between China and the United States, if DOT awards us the routes," he said. "Opening the market to new competition will benefit passengers, shippers and communities in both countries."
     American's West Coast schedule changes announced last week will strengthen American's route network in the region and improve the network's financial performance. The airline will add seven new nonstop routes to its West Coast network, focused on its major connecting centers at Los Angeles and San Jose.
     On the opposite coast, American unveiled plans for a $270 million renovation of its facilities at Boston's Logan Airport that will provide more room, conveniences and more modern accommodations for passengers leaving or arriving on American and American Eagle.
     American Eagle announced plans earlier this month to build a satellite terminal at Dallas/Fort Worth International Airport as part of its plan to expand regional jet service at its largest hub. The 13-gate facility will feature covered boarding at all gates and the latest customer service technology.
     Also in the first quarter, American announced it will provide its employees with company subsidized Dell computers and Internet service for three years for the low payment of approximately $12 a month.
                               ---
Editor's Note: AMR's Chief Financial Officer, Tom Horton, will be available to answer questions during a telephone news conference on Wednesday, April 19, from 3 p.m. to 3:45 p.m. EDT. Reporters interested in joining the conference should call 817-967-1577 for details.
                               ---
Statements in this news release contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this release, the word "expects" and similar expressions are intended to identify forward-looking statements. All forward-looking statements in this release are based upon information available to the Company
on the date of this release.   The company undertakes no
obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements are subject to a number of factors that could cause actual results to differ materially from our expectations. Additional information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to the Form 10-K for the year ended Dec. 31, 1999.






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                         AMR CORPORATION
              CONSOLIDATED STATEMENTS OF OPERATIONS
             (in millions, except per share amounts)
                           (Unaudited)

                              Three Months Ended March 31, Percent
                                    2000        1999       Change
Revenues
    Passenger - American Airlines $3,770      $3,320        13.6
              - AMR Eagle            338         271        24.7
    Cargo                            167         145        15.2
    Other revenues                   302         271        11.4
      Total operating revenues     4,577       4,007        14.2

Expenses
  Wages, salaries and benefits     1,617       1,467        10.2
  Aircraft fuel                      553         349        58.5
  Depreciation and amortization      288         253        13.8
  Maintenance, materials and
   repairs                           271         257         5.4
  Commissions to agents              257         288       (10.8)
  Other rentals and landing fees     237         229         3.5
  Food service                       185         167        10.8
  Aircraft rentals                   153         160        (4.4)
  Other operating expenses           804         791         1.6
      Total operating expenses     4,365       3,961        10.2
Operating Income                     212          46          *

Other Income (Expense)
  Interest income                     32          24        33.3
  Interest expense                  (119)        (93)       28.0
  Interest capitalized                38          33        15.2
  Miscellaneous - net                 (6)         30          -
                                     (55)         (6)         *
Income From Continuing Operations
    Before Income Taxes              157          40          *
Income tax provision                  68          23          *
Income From Continuing Operations     89          17          *
Income From Discontinued
Operations (net of applicable
income taxes and minority interest)   43          77       (44.2)
Gain on Sale of Discontinued
Operations (net of applicable
income taxes)                          -          64          -
Net Earnings                      $  132      $  158       (16.5)






Continued on next page.

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                         AMR CORPORATION
        CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
             (in millions, except per share amounts)
                           (Unaudited)

                               Three Months Ended March 31,
                                    2000         1999
Earnings Per Common Share
  Basic
    Income from Continuing
     Operations                   $  0.60      $   0.11
    Discontinued Operations          0.29          0.88
    Net Earnings                  $  0.89      $   0.99

  Diluted
    Income from Continuing
     Operations                   $  0.57      $   0.11
    Discontinued Operations          0.29          0.85
    Net Earnings                  $  0.86      $   0.96

Number of Shares Used in
Computation
  Basic                               149          159
  Diluted                             154          164
























*  Greater than 100%

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                         AMR CORPORATION
                      OPERATING STATISTICS
                           (Unaudited)

                              Three Months Ended March 31, Percent
                                      2000        1999     Change
American Airlines
Revenue passenger miles (millions)    27,022     25,290       6.8
Available seat miles (millions)       40,020     37,703       6.1
Cargo ton miles (millions)               546        431      26.7
Passenger load factor                   67.5%      67.1%      0.4 pts.
Breakeven load factor                   63.7%      66.4%     (2.7) pts.
Passenger revenue yield per
 passenger mile (cents)                13.95      13.13       6.2
Passenger revenue per available
 seat mile (cents)                      9.42       8.81       6.9
Cargo revenue yield per ton
 mile (cents)                          30.32      33.18      (8.6)
Operating expenses per available
 seat mille (cents)                     9.96       9.63       3.4
Fuel consumption (gallons,in millions)   730        687       6.3
Fuel price per gallon (cents)           72.1       48.9      47.4
Fuel price per gallon, excluding
 fuel taxes (cents)                     66.6       44.6      49.3
Operating aircraft at period-end         703        683       2.9

AMR Eagle
Revenue passenger miles (millions)       861        706      22.0
Available seat miles (millions)        1,514      1,211      25.0
Passenger load factor                   56.9%      58.3%     (1.4) pts.
Operating aircraft at period-end         271        256       5.9

AMR Corporation
Average Equivalent Number of
Employees (*)
        AA Jet Operations             89,800     85,100
        Other                         14,700     13,200
           Total                     104,500     98,300

(*)  Excludes Sabre, Inc. employees